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                                                                   EXHIBIT 10.31

                             GIANT INDUSTRIES, INC.

                      9% Senior Subordinated Notes Due 2007

                          REGISTRATION RIGHTS AGREEMENT


                                                                 August 21, 1997


UBS Securities LLC
Donaldson, Lufkin & Jenrette
   Securities Corporation
BancAmerica Securities, Inc.
Jefferies & Company, Inc.
c/o UBS Securities LLC
   299 Park Avenue
   New York, New York 10171-0026

Ladies and Gentlemen:

      Giant Industries, Inc., a Delaware corporation (the "Company"), proposes to issue and sell to UBS Securities LLC, Donaldson, Lufkin & Jenrette Securities Corporation, BancAmerica Securities, Inc. and Jefferies & Company, Inc. (collectively, the "Initial Purchasers"), upon the terms set forth in a purchase agreement of even date herewith (the "Purchase Agreement"), $150,000,000 aggregate principal amount of its 9% Senior Subordinated Notes Due 2007 (the "Notes"). The Notes will be issued pursuant to an Indenture, dated as of August 26, 1997 (the "Indenture") between the Company and NBD Bank, National Association (the "Trustee"). The obligations of the Company with respect to the Notes will be guaranteed, on a joint and several basis, by the entities listed on Annex A hereto (the "Subsidiary Guarantors") on the terms and conditions set forth in the Indenture. For purposes of this Agreement, the term "Notes" shall include the related guarantees thereof of the Subsidiary Guarantors. As an inducement to the Initial Purchasers, the Company and the Subsidiary Guarantors agree with the Initial Purchasers, for the benefit of the holders of the Notes (including, without limitation, the Initial Purchasers), the Exchange Notes (as defined below) and the Private Exchange Notes (as defined below) (collectively the "Holders"), as follows:

      1. Registered Exchange Offer. The Company shall, at its own cost, prepare and, not later than 60 days after (or if the 60th day is not a business day, the first business day thereafter) the date of original issue of the Notes (the "Issue Date"), file with the Securities and Exchange Commission (the "Commission") a registration statement (the "Exchange Offer Registration Statement") on an appropriate form under the Securities Act of 1933, as amended (the "Securities Act"), with respect to a proposed offer (the "Registered Exchange Offer") to the Holders of Transfer Restricted Notes (as defined in
Section 6 hereof), who are not prohibited by any law or policy of the Commission from participating in the Registered Exchange Offer, to issue and deliver to such Holders, in exchange for the Notes, a like aggregate principal amount of debt securities (the "Exchange Notes") of the Company issued under the Indenture and identical in all material respects to the Notes (except for the transfer restrictions relating to the Notes and provisions relating to the matters described in Section 6 hereof) and the related guarantees of the Subsidiary Guarantors identical in all material respects to the guarantees of the Notes to be made by the Subsidiary Guarantors pursuant to the Indenture. For purposes of this Agreement, the term "Exchange Notes" shall include the related guarantees thereof of the Subsidiary Guarantors. The Company shall use its best efforts to cause such Exchange Offer Registration Statement to become effective under the Securities Act within 120 days (or if the 120th day is not a business day, the first business day thereafter) after the Issue Date of the Notes and shall keep the Exchange Offer Registration Statement effective for not less than 30 days (or longer, if required by applicable law) after the date notice of the Registered Exchange Offer is mailed to the Holders (such period being called the "Exchange Offer Registration Period").
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      If the Company effects the Registered Exchange Offer, the Company will be entitled to close the Registered Exchange Offer 30 days after the commencement thereof provided that the Company has accepted all the Notes theretofore validly tendered in accordance with the terms of the Registered Exchange Offer.

      Following the declaration of the effectiveness of the Exchange Offer Registration Statement, the Company shall promptly commence the Registered Exchange Offer, it being the objective of such Registered Exchange Offer to enable each Holder of Transfer Restricted Notes electing to exchange the Notes for Exchange Notes (assuming that such Holder is not an affiliate of the Company within the meaning of the Securities Act, acquires the Exchange Notes in the ordinary course of such Holder's business and has no arrangements with any person to participate in the distribution of the Exchange Notes and is not prohibited by any law or policy of the Commission from participating in the Registered Exchange Offer) to trade such Exchange Notes from and after their receipt without any limitations or restrictions under the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), subject as to an Exchanging Dealer (as defined below) to the provisions of the next paragraph below, and without material restrictions under the securities laws of the several states of the United States.

      The Company acknowledges that, pursuant to current interpretations by the Commission's staff of Section 5 of the Securities Act, in the absence of an applicable exemption therefrom, (i) each Holder which is a broker-dealer electing to exchange Notes, acquired for its own account as a result of market making activities or other trading activities, for Exchange Notes (an "Exchanging Dealer"), is required to deliver a prospectus containing the information set forth in Annex B hereto on the cover, in Annex C hereto in the "Exchange Offer Procedures" section and the "Purpose of the Exchange Offer" section, and in Annex D hereto in the "Plan of Distribution" section of such prospectus in connection with a sale of any such Exchange Notes received by such Exchanging Dealer pursuant to the Registered Exchange Offer and (ii) an Initial Purchaser that elects to sell Exchange Notes acquired in exchange for Notes constituting any portion of an unsold allotment is required to deliver a prospectus containing the information required by Items 507 or 508 of Regulation S-K under the Securities Act, as applicable, in connection with such sale.

      The Company shall use its best efforts to keep the Exchange Offer Registration Statement effective, and to amend and supplement the prospectus contained therein, in order to permit such prospectus to be lawfully delivered by all persons subject to the prospectus delivery requirements of the Securities Act for such period of time as such persons must comply with such requirements in order to resell the Exchange Notes; provided, however, that (i) in the case where such prospectus and any amendment or supplement thereto must be delivered by an Exchanging Dealer or an Initial Purchaser, such period shall be the lesser of 180 days and the date on which all Exchanging Dealers and the Initial Purchasers have sold all Exchange Notes held by them (unless such period is extended pursuant to Section 3(l) below) and (ii) the Company shall make such prospectus and any amendment or supplement thereto, available to any broker-dealer for use in connection with any resale of any Exchange Notes for a period of not less than 90 days after the consummation of the Registered Exchange Offer. The Company shall be deemed not to have used its best efforts to keep the Exchange Offer Registration Statement effective during the requisite period if it voluntarily takes any action that would result in Holders of Securities covered thereby not able to offer and sell such securities during that period, unless such action is required by applicable law.

      If, upon consummation of the Registered Exchange Offer, any Initial Purchaser holds Notes acquired by it as part of its initial distribution, the Company, simultaneously with the delivery of the Exchange Notes pursuant to the Registered Exchange Offer, shall issue and deliver to such Initial Purchaser upon the written request of such Initial Purchaser, in exchange (the "Private Exchange") for the Notes held by such Initial Purchaser, a like principal amount of debt securities of the Company issued under the Indenture and identical in all material respects (including the existence of restrictions on transfer under the Securities Act and the securities laws of the several states of the United States but excluding provisions relating to the matters described in Section 6 hereof) to the Notes (the "Private Exchange Notes") and the related guarantees of the Subsidiary Guarantors identical in all material respects to the guarantees of the Notes to be made by the Subsidiary Guarantors pursuant to the Indenture. For purposes of this Agreement, the term "Private Exchange Notes" shall include the related guarantees thereof by the Subsidiary



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Guarantors. The Notes, the Exchange Notes and the Private Exchange Notes are
herein collectively called the "Securities."

      In connection with the Registered Exchange Offer, the Company shall:

            (a) mail to each Holder a copy of the prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

            (b) keep the Registered Exchange Offer open for not less than 30 days (or longer, if required by applicable law) after the date notice thereof is mailed to the Holders;

            (c) utilize the services of a depositary for the Registered Exchange Offer with an address in the Borough of Manhattan, The City of New York, which may be the Trustee or an affiliate of the Trustee;

            (d) permit Holders to withdraw tendered Notes at any time prior to the close of business, New York time, on the last business day on which the Registered Exchange Offer shall remain open; and

            (e)   otherwise comply with all applicable laws.

      To the extent permitted by law, the Company shall, upon request of UBS Securities LLC, inform the Initial Purchasers of the names and addresses of the Holders to whom the Registered Exchange Offer is made, and the Initial Purchasers shall have the right to, and, if requested by the Company, shall, contact such Holders and otherwise facilitate the tender of Notes in the Registered Exchange Offer.

      As soon as practicable after the close of the Registered Exchange Offer or the Private Exchange, as the case may be, the Company shall:

            (i) accept for exchange all the Notes validly tendered and not withdrawn pursuant to the Registered Exchange Offer and the Private Exchange;

            (ii) deliver to the Trustee for cancellation all the Notes so accepted for exchange; and

            (iii) cause the Trustee to authenticate and deliver promptly to each Holder of the Notes, Exchange Notes or Private Exchange Notes, as the case may be, equal in principal amount to the Notes of such Holder so accepted for exchange.

      The Indenture will provide that the Exchange Notes will not be subject to the transfer restrictions set forth in the Indenture and that all the Securities will vote and consent together on all matters as one class and that none of the Securities will have the right to vote or consent as a class separate from one another on any matter.

      Interest on each Exchange Note and Private Exchange Note issued pursuant to the Registered Exchange Offer and in the Private Exchange will accrue from the last interest payment date on which interest was paid on the Notes surrendered in exchange therefor or, if no interest has been paid on the Notes, from the date of original issue of the Notes.

      Each Holder participating in the Registered Exchange Offer shall be required to represent to the Company that at the time of the consummation of the Registered Exchange Offer (i) any Exchange Notes received by such Holder will be acquired in the ordinary course of business, (ii) such Holder will have no arrangements or understanding with any person to participate in the distribution of the Notes or the Exchange Notes within the meaning of the Securities Act,
(iii) such Holder is not an "affiliate," as defined in Rule 405 of the Securities Act, of the Company or if it is an affiliate, such Holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable, (iv) if such Holder is not a broker-dealer, that it is not engaged in, and does not intend to engage in, the distribution of the Exchange Notes and (v) if such Holder is a broker-dealer, that it will receive Exchange Notes for its own account in exchange for Notes that were acquired as a



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result of market-making activities or other trading activities and that it will be required to acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Notes.

       The Registered Exchange Offer shall not be subject to any conditions, other than (1) that the Registered Exchange Offer, or the making of any exchange by a Holder, does not violate applicable law or any applicable interpretation of the staff of the Commission, (2) that no action or proceeding shall have been instituted or threatened in any court or by or before any governmental agency or body with respect to the Registered Exchange Offer, (3) that there shall not have been adopted or enacted any law, statute, rule or regulation prohibiting or limiting the Registered Exchange Offer, (4) that there shall not have been declared by United States federal or New York state authorities a banking moratorium, (5) that trading on the New York Stock Exchange or generally in the United States over-the-counter market shall not have been suspended by order of the Commission or any other governmental authority and (6) such other conditions as may be reasonably acceptable to UBS Securities LLC which, in the Company's judgment, would reasonably be expected to impair the ability of the Company to proceed with the Registered Exchange Offer. The Exchange Offer shall be subject to the further condition that no stop order, injunction or similar order shall have been issued or obtained by the Commission or any state securities authority suspending the effectiveness of the Exchange Offer Registration Statement and no proceedings shall have been initiated or, to the knowledge of the Company, threatened for that purpose.

      Prior to effectiveness of the Exchange Offer Registration Statement, the Company shall, if requested by the staff of the Commission, provide a supplemental letter to the Commission (i) stating that the Company is registering the Registered Exchange Offer in reliance on the position of the SEC enunciated in Exxon Capital Holdings Corporation (available May 13, 1988) and Morgan Stanley and Co., Inc. (available June 5, 1991) and (ii) including a representation that the Company has not entered into any arrangement or understanding with any Person to distribute the Exchange Notes and that, to the best of the Company's information and belief, each Holder participating in the Registered Exchange Offer is acquiring the Exchange Notes in its ordinary course of business and has no arrangement or understanding with any Person to participate in the distribution of the Exchange Notes received in the Registered Exchange Offer.

      If in the opinion of counsel to the Company (which may be in-house counsel) there is a question as to whether the Registered Exchange Offer is permitted by applicable law, the Company hereby agrees to seek a no-action letter or other favorable decision from the Commission allowing the Company to consummate the Registered Exchange Offer. In connection therewith, the Company hereby agrees to pursue the issuance of such a decision to the Commission staff level, but shall not be required to take action to effect a change of stated or recognized Commission policy. The Company hereby agrees, however, to (i) participate in telephonic conferences with the Commission and the staff of the Commission, (ii) deliver to the staff of the Commission an analysis prepared by counsel to the Company (which may be in-house counsel) setting forth the legal bases, if any, upon which such counsel has concluded that the Registered Exchange Offer should be permitted and (iii) diligently pursue a resolution (which need not be favorable) by the staff of the Commission of such submission.

      Notwithstanding any other provisions hereof, the Company will ensure that
(i) any Exchange Offer Registration Statement and any amendment thereto and any prospectus forming part thereof and any supplement thereto complies in all material respects with the Securities Act and the rules and regulations thereunder, (ii) any Exchange Offer Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any prospectus forming part of any Exchange Offer Registration Statement, and any supplement to such prospectus, does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

      2. Shelf Registration. If (i) because of any change in law or in applicable interpretations thereof by the staff of the Commission, the Company is not permitted to effect a Registered Exchange Offer, as contemplated by
Section 1 hereof, (ii) the Registered Exchange Offer is not consummated within 120 days of the Issue Date, (iii) any Initial Purchaser so requests with respect to the Notes (or the Private Exchange Notes) not eligible, pursuant to



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applicable law or applicable interpretation of the staff of the Commission, to be exchanged for Exchange Notes in the Registered Exchange Offer and held by it following consummation of the Registered Exchange Offer or (iv) any Holder (other than an Exchanging Dealer) is not eligible, pursuant to applicable law or applicable interpretation of the staff of the Commission, to participate in the Registered Exchange Offer or, in the case of any Holder (other than an Exchanging Dealer) that participates in the Registered Exchange Offer, such Holder does not receive freely tradeable Exchange Notes on the date of the exchange, the Company shall take the following actions:

      (a) The Company shall, at its cost, as promptly as practicable (but in no event more than 30 days after so required or requested pursuant to this Section
2) file with the Commission and thereafter shall use its best efforts to cause to be declared effective a registration statement (the "Shelf Registration Statement" and, together with the Exchange Offer Registration Statement, a "Registration Statement") on an appropriate form under the Securities Act relating to the offer and sale of the Transfer Restricted Notes by the Holders thereof from time to time in accordance with the methods of distribution set forth in the Shelf Registration Statement (as determined by Holders of a majority in aggregate principal amount of Securities eligible for inclusion in the Shelf Registration Statement) and Rule 415 under the Securities Act (hereinafter, the "Shelf Registration"); provided, however, that no Holder (other than an Initial Purchaser) shall be entitled to have the Securities held by it covered by such Shelf Registration Statement unless such Holder agrees in writing to be bound by all the provisions of this Agreement applicable to such Holder.

      (b) The Company shall use its best efforts to keep the Shelf Registration Statement continuously effective in order to permit the prospectus included therein to be lawfully delivered by the Holders of the relevant Securities, for a period of two years (or for such longer period if extended pursuant to Section 3(l) below) from the date of its effectiveness or such shorter period that will terminate when (i) the Notes covered by the Shelf Registration Statement can be sold pursuant to Rule 144 without any limitations under clauses (c), (e), (f) and (h) of Rule 144 (or any successor rule thereof), (ii) all Securities covered by the Shelf Registration Statement have been sold in the manner contemplated therein, or (iii) a subsequent Shelf Registration Statement covering all of the Securities has been declared effective; provided, however, that the Company shall not be obligated to keep the Shelf Registration Statement effective if (i) the Company determines, in its reasonable judgment, upon advice of counsel, as authorized by a resolution of its Board of Directors, that the continued effectiveness and usability of the Shelf Registration Statement would (x) require the disclosure of material information, which the Company has a bona fide business reason for preserving as confidential, or (y) interfere with any financing, acquisition, corporate reorganization or other material transaction involving the Company or any of its subsidiaries or its parent, provided that the failure to keep the Shelf Registration Statement effective and usable for offers and sales of Securities for such reasons shall last no longer than 45 days in any 12-month period (whereafter Additional Interest (as defined in Section 6(a)) shall accrue and be payable), and (ii) the Company promptly thereafter complies with the requirements of Section 3(l) hereof, if applicable. Any such period during which the Company is excused from keeping the Shelf Registration Statement effective and usable for offers and sales of Securities is referred to herein as a "Suspension Period." A Suspension Period shall commence on and include the date that the Company gives notice that the registration statement is no longer effective or the prospectus included therein is no longer usable for offers and sales of Securities and shall end on the earlier to occur of (1) the date on which each seller of Securities covered by the Shelf Registration Statement either receives the copies of the supplemented or amended prospectus contemplated by Section 3(l) hereof or is advised in writing by the Company that use of the prospectus may be resumed and (2) the expiration of 45 days in any 12-month period during which one or more Suspension Periods has been in effect. The Company shall be deemed not to have used its best efforts to keep the Shelf Registration Statement effective during the requisite period if it voluntarily takes any action (other than actions which trigger a Suspension Period) that would result in Holders of Securities covered thereby not being able to offer and sell such securities during that period, unless such action is required by applicable law.

      (c) Notwithstanding any other provisions of this Agreement to the contrary, the Company (i) shall cause the Shelf Registration Statement and the related prospectus and any amendment or supplement thereto, as of the effective date of the Shelf Registration Statement, amendment or supplement, (A) to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the Commission and (B) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein



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or necessary in order to make the statements therein not misleading and (ii)
shall cause any Prospectus forming part of the Shelf Registration Statement, and any supplement to such Prospectus (as amended or supplemented from time to time), not to contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

      3. Registration Procedures. In connection with any Shelf Registration contemplated by Section 2 hereof and, to the extent applicable, any Registered Exchange Offer contemplated by Section 1 hereof, the following provisions shall apply:

      (a) The Company shall (i) furnish to each Initial Purchaser, prior to the filing thereof with the Commission, a copy of the Registration Statement and each amendment thereof and each supplement, if any, to the prospectus included therein and, in the event that an Initial Purchaser (with respect to any portion of an unsold allotment from the original offering) is participating in the Registered Exchange Offer or the Shelf Registration, the Company shall use its best efforts to reflect in each such document when so filed with the Commission, such comments as such Initial Purchaser reasonably may propose; (ii) include the information set forth in Annex B hereto on the cover, in Annex C hereto in the "Exchange Offer Procedures" section and the "Purpose of the Exchange Offer" section and in Annex D hereto in the "Plan of Distribution" section of the prospectus forming a part of the Exchange Offer Registration Statement and include the information set forth in Annex E hereto in the Letter of Transmittal delivered pursuant to the Registered Exchange Offer; (iii) if requested by an Initial Purchaser, include the information required by Items 507 or 508 of Regulation S-K under the Securities Act, as applicable, in the prospectus forming a part of the Exchange Offer Registration Statement; (iv) include within the prospectus contained in the Exchange Offer Registration Statement a section entitled "Plan of Distribution," reasonably acceptable to the Initial Purchasers, which shall contain a summary statement of the positions taken or policies made by the staff of the Commission with respect to the potential "underwriter" status of any broker-dealer that is the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of Exchange Notes received by such broker-dealer in the Registered Exchange Offer (a "Participating Broker-Dealer"), whether such positions or policies have been publicly disseminated by the staff of the Commission or such positions or policies, in the reasonable judgment of the Initial Purchasers based upon advice of counsel (which may be in-house counsel), represent the prevailing views of the staff of the Commission; and (v) in the case of a Shelf Registration Statement, include the names of the Holders who propose to sell Securities pursuant to the Shelf Registration Statement, as selling securityholders and any other information related to such Holders as required under the rules and regulations of the Commission.

      (b) The Company shall give written notice to the Initial Purchasers, the Holders of the Securities and any Participating Broker-Dealer from whom the Company has received prior written notice that it will be a Participating Broker-Dealer in the Registered Exchange Offer (which notice pursuant to clauses
(ii)-(v) hereof shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made):

            (i) when the Registration Statement or any amendment thereto has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective;

            (ii) of any request by the Commission for amendments or supplements to the Registration Statement or the prospectus included therein;

            (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation, of any proceedings for that purpose;

            (iv) of the receipt by the Company or its legal counsel of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and




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            (v) of the happening of any event that requires the Company to make changes in the Registration Statement or the prospectus in order that the Registration Statement or the prospectus do not contain an untrue statement of a material fact nor omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus, in the light of the circumstances under which they were made) not misleading.

      (c) The Company shall make every reasonable effort to obtain the withdrawal, at the earliest possible time, of any order suspending the effectiveness of the Registration Statement.

       (d) The Company shall, to the extent permitted by law, use its best efforts to (i) prepare and file with the Commission such amendments and post-effective amendments to each Registration Statement as may be necessary under applicable law to keep such Registration Statement effective for the applicable period, (ii) cause each Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed (if required) pursuant to Rule 424 under the Securities Act, and (iii) comply with the provisions of the Securities Act with respect to the disposition of all securities covered by each Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the selling Holders thereof.

      (e) The Company, in the case of a Shelf Registration, shall (i) notify each Holder of Securities, at least ten (10) business days prior to filing the Shelf Registration Statement with the Commission, that the Shelf Registration Statement is proposed to be filed and advising such Holders that the distribution of Securities will be made in accordance with the method selected by Holders of a majority in aggregate principal amount of Securities eligible for inclusion in the Shelf Registration Statement and (ii) furnish to each Holder of Securities included within the coverage of the Shelf Registration, without charge, at least one copy of the Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Holder so requests in writing, all exhibits thereto (including those, if any, incorporated by reference other than exhibits to such incorporated documents unless such exhibits are specifically incorporated by reference into such incorporated documents but excluding any portions of exhibits for which the Company has obtained confidential treatment).

      (f) The Company shall deliver to each Exchanging Dealer and each Initial Purchaser, and to any other Holder who so requests, without charge, at least one copy of the Exchange Offer Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if any Initial Purchaser or any such Holder requests, all exhibits thereto (including those, if any, incorporated by reference other then exhibits to such incorporated documents unless such exhibits are specifically incorporated by reference into such incorporated documents but excluding any portions of exhibits for which the Company has obtained confidential treatment).

      (g) The Company shall, during the Shelf Registration Period, deliver to each Holder of Securities included within the coverage of the Shelf Registration, without charge, as many copies of the prospectus (including each preliminary prospectus) included in the Shelf Registration Statement and any amendment or supplement thereto as such person may reasonably request. The Company consents, subject to the provisions of this Agreement, to the use of the prospectus or any amendment or supplement thereto by each of the selling Holders of the Securities in connection with the offering and sale of the Securities covered by the prospectus, or any amendment or supplement thereto, included in the Shelf Registration.

      (h) The Company shall deliver to each Initial Purchaser, any Exchanging Dealer, any Participating Broker-Dealer and such other persons required to deliver a prospectus following the Registered Exchange Offer, without charge, as many copies of the final prospectus included in the Exchange Offer Registration Statement and any amendment or supplement thereto as such persons may reasonably request. The Company consents, subject to the provisions of this Agreement, to the use of the prospectus or any amendment or supplement thereto by any Initial Purchaser, if necessary, any Participating Broker-Dealer and such other persons required to deliver a prospectus following the Registered Exchange Offer in connection with the offering and sale of the Exchange Notes covered by the prospectus, or any amendment or supplement thereto, included in the Registered Exchange Offer.





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       (i) The Company shall (i) in the case of an Exchange Offer, furnish to one firm of legal counsel for the Initial Purchasers and (ii) in the case of a Shelf Registration, furnish to one firm of legal counsel for the Holders of Securities covered thereby copies of any request received by or on behalf of the Company from the Commission or any state securities authority for amendments or supplements to the relevant Registration Statement and Prospectus or for additional information.

      (j) Prior to any public offering of the Securities pursuant to any Registration Statement, the Company shall register or qualify or cooperate with the Holders of the Securities included therein and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification or pre-emption of such registration or qualification by federal law) of the Securities for offer and sale under the securities or "blue sky" laws of such states of the United States as any Holder of the Securities reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Securities covered by such Registration Statement; provided, however, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified or (ii) take any action that would subject it to general service of process or to taxation in any jurisdiction where it is not then so subject.

      (k) The Company shall cooperate with the Holders of the Securities to facilitate the timely preparation and delivery of certificates representing the Securities to be sold pursuant to any Registration Statement free of any restrictive legends and in such denominations and registered in such names as the Holders may request a reasonable period of time prior to sales of the Securities pursuant to such Registration Statement.

      (l) Upon the occurrence of any event contemplated by paragraphs (ii) through (v) of Section 3(b) above during the period for which the Company is required to maintain an effective Registration Statement, the Company shall promptly prepare and file a post-effective amendment to the Registration Statement or supplement to the related prospectus and any other required document so that, as thereafter delivered to Holders of the Notes or purchasers of Securities, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. If the Company notifies the Initial Purchasers, the Holders of the Securities and any known Participating Broker-Dealer in accordance with paragraphs (ii) through (v) of Section 3(b) above to suspend the use of the prospectus until the requisite changes to the prospectus have been made, then the Initial Purchasers, the Holders of the Securities and any such Participating Broker-Dealers shall suspend use of such prospectus, and the period of effectiveness of the Shelf Registration Statement provided for in Section 2(b) above and the Exchange Offer Registration Statement provided for in Section 1 above shall each be extended by the number of days from and including the date of the giving of such notice to and including the date when the Initial Purchasers, the Holders of the Securities and any known Participating Broker-Dealer shall have received such amended or supplemented prospectus pursuant to this Section 3(l).

      (m) The Company shall (i) a reasonable time prior to the filing of any Exchange Offer Registration Statement, any Prospectus forming a part thereof, any amendment to an Exchange Offer Registration Statement or amendment or supplement to such Prospectus, provide copies of such document to the Initial Purchasers, and make such changes in any such document prior to the filing thereof as UBS Securities LLC or one firm of legal counsel to the Initial Purchasers may reasonably request, (ii) in the case of a Shelf Registration, a reasonable time prior to filing any Shelf Registration Statement, any Prospectus forming a part thereof, any amendment to such Shelf Registration Statement or amendment or supplement to such Prospectus, provide copies of such document to UBS Securities LLC, one firm of legal counsel appointed by UBS Securities LLC to represent the Holders participating in such Shelf Registration, the managing underwriters of an underwritten offering of Registrable Securities, if any, and their counsel, and make such changes in any such document prior to the filing thereof as UBS Securities, Inc., such one firm of legal counsel for the Holders, such managing underwriters or their counsel may reasonably request, and (iii) cause the representatives of the Company to be available for discussion of such document as shall be reasonably requested by UBS Securities LLC, one firm of legal counsel to the Holders, the managing underwriters and their counsel. The Company shall not at any time make any filing of any such document of which UBS Securities LLC, one firm of legal counsel to the Holders, the managing underwriters and their counsel shall not have previously been advised and furnished a copy or to which UBS Securities LLC, one firm of legal counsel to the Holders, the managing underwriters and their counsel shall reasonably object; provided, however, that the provisions of this paragraph (m) shall not apply to any document filed by the Company pursuant to the Exchange Act which is incorporated or deemed to be incorporated by reference in any Registration Statement or Prospectus.

      (n) In the case of a Shelf Registration and if requested by the managing underwriters, if any, or by Holders of a majority in aggregate principal amount of the Securities eligible for inclusion in the Shelf Registration Statement,
(i) as soon as practicable incorporate in a prospectus supplement or post-effective amendment such information or revisions to information therein relating to the underwriters or selling Holders as the managing underwriters, if any, or such Holders or their counsel reasonably request to be included or made therein, (ii) make all required filings of such prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such prospectus supplement or post-effective amendment, and (iii) if required, supplement or make amendments to such Shelf Registration Statement.

      (o) Not later than the effective date of the applicable Registration Statement, the Company will provide a CUSIP number for the Notes, the Exchange Notes or the Private Exchange Notes, as the case may be, and provide the applicable trustee with printed certificates for the Notes the Exchange Notes or the Private Exchange Notes, as, the case may be, in a form eligible for deposit with The Depository Trust Company.

      (p) The Company will comply with all rules and regulations of the Commission to the extent and so long as they are applicable to the Registered Exchange Offer or the Shelf Registration and will make generally available to its security holders (or otherwise provide in accordance with Section 11(a) of the Securities Act) an earnings statement satisfying the provisions of Section 11(a) of the Securities Act, no later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Registration Statement, which statement shall cover such 12-month period.

      (q) The Company shall cause the indenture to be qualified under the Trust Indenture Act of 1939, as amended, in a timely manner and containing such changes, if any, as shall be necessary for such qualification. In the event that such qualification would require the appointment of a new trustee under the Indenture, the Company shall appoint a new trustee thereunder pursuant to the applicable provisions of the Indenture.

      (r) The Company may require each Holder of Securities to be sold pursuant to the Shelf Registration Statement to furnish to the Company such information regarding the Holder and the distribution of the Securities as the Company may from time to time reasonably require for inclusion in the Shelf Registration Statement, and the Company may exclude from such registration the Securities of any Holder that unreasonably fails to furnish such information within a reasonable time after receiving such request.

      (s) In the case of any Shelf Registration, if the Securities are to be sold in an underwritten offering, the Company shall, if requested by Holders of a majority in aggregate principal amount of Securities eligible for inclusion in the Shelf Registration Statement, enter into an underwriting agreement in customary form and cooperate to take such other actions as may be reasonably requested in connection therewith.

      (t) In the case of any Shelf Registration, the Company shall (i) make reasonably available for inspection by the Holders of the Securities, any underwriter participating in any disposition pursuant to the Shelf Registration Statement and any attorney, accountant or other agent retained by the Holders of the Securities or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and (ii) cause the Company's officers, directors, employees, accountants and auditors to supply all relevant information reasonably requested by the Holders of the Securities or any such underwriter, attorney, accountant or agent in connection with the Shelf Registration Statement, in each case, as shall be reasonably necessary to enable such persons to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; provided, however, that the foregoing inspection and information gathering shall be coordinated on behalf of the Initial Purchasers by the Initial Purchasers and on behalf of the other parties by one counsel designated by and on behalf of such other parties as described in Section 4 hereof.

      (u) In the case of any Shelf Registration, the Company, if requested by any Holder of Securities covered thereby, shall cause (i) its counsel to deliver an opinion and updates thereof relating to the Securities in customary form and subject to customary exceptions addressed to such Holders and the managing underwriters, if any, thereof and dated, in the case of the initial opinion, the effective date of such Shelf Registration Statement (it being agreed that the matters to be covered by such opinion shall include, without limitation, the due incorporation and good standing of the Company and its subsidiaries incorporated in the United States; the qualification of the Company and such subsidiaries to transact business as foreign corporations; the due authorization, execution and delivery of the relevant agreement of the type referred to in Section 3(s) hereof; the due authorization, execution, authentication and issuance, and the validity and enforceability, of the applicable Securities; the absence of material legal or governmental proceedings involving the Company and its subsidiaries; the absence of governmental approvals required to be obtained in connection with the Shelf Registration Statement, the offering and sale of the applicable Securities, or any agreement of the type referred to in Section 3(s) hereof, the compliance as to form of such Shelf Registration Statement and any documents incorporated by reference therein and of the Indenture with the requirements of the Securities Act and the Trust Indenture Act, respectively; and, as of the date of the opinion and as of the effective date of the Shelf Registration Statement or most recent post-effective amendment thereto, as the case may be, a statement of such counsel that it has no reason to believe that such Shelf Registration Statement or the prospectus included therein, as then amended or supplemented, or any documents incorporated by reference therein contained an untrue statement of a material fact or omitted to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any such documents, in the light of the circumstances existing at the time that such documents were filed with the Commission under the Exchange Act)), (ii) its officers to execute and deliver all customary documents and certificates and updates thereof requested by any underwriters of the applicable Securities, and (iii) its independent public accountants and the independent public accountants with respect to any other entity for which financial information is provided in the Shelf Registration Statement to provide to the selling Holders of the applicable Securities and any underwriter therefor a comfort letter in customary form and covering matters of the type customarily covered in comfort letters in connection with primary underwritten offerings, subject to receipt of appropriate documentation as contemplated by Statement of Auditing Standards No. 72.

      (v) In the case of the Registered Exchange Offer, if requested by any Initial Purchaser or any known Participating Broker-Dealer, the Company shall cause (i) its counsel (which may be in-house counsel) to deliver to such Initial Purchaser or such Participating Broker-Dealer a signed opinion in the form set forth in Sections 8(d) and 8(e) of the Purchase Agreement with such changes as are customary in connection with the preparation of a Registration Statement and
(ii) its independent public accountants and the independent public accountants with respect to any other entity for which financial information is provided in the Registration Statement to deliver to such Initial Purchaser or such Participating Broker-Dealer a comfort letter, in customary form, meeting the requirements as to the substance thereof as set forth in Section 8(g) of the Purchase Agreement, with appropriate date changes.

      (w) If a Registered Exchange Offer or a Private Exchange is to be consummated, upon delivery of the Notes by Holders to the Company (or to such other person or entity as directed by the Company) in exchange for the Exchange Notes or the Private Exchange Notes, as the case may be, the Company shall mark, or cause to be marked, on the Notes so exchanged that such Notes are being canceled in exchange for the Exchange Notes or the Private Exchange Notes, as the case may be; in no event shall the Notes be marked as paid or otherwise satisfied.

      (x) The Company will use its best efforts to either (i) confirm that the ratings obtained for the Notes prior to the initial sale of such Notes will apply to the Securities covered by a Registration Statement or (ii) cause the Securities covered by a Registration Statement to be rated with the appropriate rating agencies, if so requested by Holders of a majority in aggregate principal amount of Securities covered by such Registration Statement, or by the managing underwriters, if any.

      (y) In the event that any broker-dealer registered under the Exchange Act shall underwrite any Securities or participate as a member of an underwriting syndicate or selling group or "participate in the distribution" (within the meaning of the Conduct Rules (the "Rules") of the National Association of Securities Dealers, Inc. ("NASD")) thereof, whether as a Holder of such Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, the Company will assist such broker-dealer in complying with the requirements of the Rules, including, without limitation, by (i) if such Rules, including Rule 2720 thereto, shall so require, engaging a "qualified independent underwriter" (as defined in Rule
2720) to participate in the preparation of the Registration Statement relating to such Securities, to exercise usual standards of due diligence in respect thereto and, if any portion of the offering contemplated by such Registration Statement is an underwritten offering or is made through a placement or sales agent, to recommend the yield of such Securities, (ii) indemnifying any such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 5 hereof and (iii) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the Rules.

      (z) The Company shall use its best efforts to take all other steps necessary to effect the registration of the Securities covered by a Registration Statement contemplated hereby.

      4. Registration Expenses. The Company shall bear all fees and expenses incurred in connection with the performance of its obligations under Sections 1 through 3 hereof (including the reasonable fees and expenses, if any, of Andrews & Kurth L.L.P., counsel for the Initial Purchasers, incurred in connection with the Registered Exchange Offer), whether or not any Registration Statement is filed or becomes effective, and, in the event of a Shelf Registration, shall bear or reimburse the Holders of the Securities covered thereby for the reasonable fees and disbursements of one firm of counsel designated by the Holders of a majority in principal amount of the Securities covered thereby to act as counsel for the Holders of the Securities in connection therewith. In addition, the Company shall, or shall cause the Subsidiary Guarantors to, bear all fees and expenses of the Subsidiary Guarantors incurred in connection with the performance of the obligations of the Subsidiary Guarantors under this Agreement. Except as provided in the preceding sentence and in Section 5 hereof, each Holder (including the Initial Purchasers) shall pay all underwriting discounts and commissions, transfer taxes and fees and expenses of counsel, if any, relating to the sale or disposition of such Holders' Securities pursuant to the Exchange Offer Registration Statement or the Shelf Registration Statement.

      5. Indemnification. (a) The Company agrees to indemnify and hold harmless each Holder of the Securities, any Participating Broker-Dealer and each person, if any, who controls such Holder or such Participating Broker-Dealer within the meaning of the Securities Act or the Exchange Act (each Holder, any Participating Broker-Dealer and such controlling persons are referred to collectively as the "Indemnified Parties") from and against any losses, claims, damages or liabilities, joint or several, or any actions in respect thereof (including, but not limited to, any losses, claims, damages, liabilities or actions relating to purchases and sales of the Securities) to which each Indemnified Party may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to a Shelf Registration, or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus, in the light of the circumstances under which they are made) not misleading, and shall reimburse, as incurred, the Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action in respect thereto; provided, however, that (i) the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in a Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to a Shelf Registration in reliance upon and in conformity with written information pertaining to such Holder and furnished to the Company by or on behalf of such Holder specifically for inclusion therein and (ii) with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus relating to a Shelf Registration Statement, the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any Holder or Participating Broker-Dealer from whom the person asserting such losses, claims, damages or liabilities purchased the Securities concerned, to the extent that a prospectus relating to such Securities was required to be delivered by such Holder or

Participating Broker-Dealer under the Securities Act in connection with such purchase and any such loss, claim, damage or liability of such Holder or Participating Broker-Dealer results from the fact that there was not sent or given to such person, at, or prior to the written confirmation of the sale of such Securities to such person, a copy of the final prospectus if the Company had previously furnished copies thereof to such Holder or Participating Broker-Dealer; provided further, however, that this indemnity agreement will be in addition to any liability which the Company may otherwise have to such Indemnified Party. The Company also shall indemnify underwriters, selling brokers, dealer-managers and similar securities industry professionals participating in the distribution (as described in such Registration Statement), their officers and directors and each person who controls such persons within the meaning of the Securities Act or the Exchange Act to the same extent as provided above with respect to the indemnification of the Holders of the Securities if requested by such Holders.

      (b) Each Holder of the Securities, severally and not jointly, will indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act from and against any losses, claims, damages or liabilities or any actions in respect thereof, to which the Company or any such controlling person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to a Shelf Registration, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein (in the case of any prospectus, in the light of the circumstances under which they are made) not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information pertaining to such Holder and furnished to the Company by or on behalf of such Holder specifically for inclusion therein; and, subject to the limitation set forth immediately preceding this clause, shall reimburse, as incurred, the Company or any such controlling person for any legal or other expenses reasonably incurred by the Company or any such controlling person in connection with investigating or defending any loss, claim, damage, liability or action in respect thereof; provided, however, that no such Holder shall be liable for any claims hereunder in excess of the amount of net proceeds received by such Holder from the sale of Securities pursuant to such Registration Statement. This indemnity agreement will be in addition to any liability which such Holder may otherwise have to the Company or any of its controlling persons.

      (c) Promptly after receipt by an indemnified party under this Section 5 of notice of the commencement of any action or proceeding (including a governmental investigation), such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 5, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above to the extent that the indemnifying party is not materially prejudiced thereby. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof the indemnifying party will not be liable to such indemnified party under this Section 5 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof. Notwithstanding the election of the indemnifying party to assume defense of such action or proceeding, the indemnified party shall have the right, at its own expense, to employ one additional firm as separate counsel and to participate in the defense of the action or proceeding; provided, that the indemnifying party shall pay the reasonable fees and expenses of such separate counsel reasonably satisfactory to the indemnifying party if (i) the indemnifying party shall have failed to employ counsel to represent the indemnified party in a reasonably timely manner or (ii) the defendants in any such action or proceeding include both the indemnified party and the indemnifying party and counsel to the indemnified party shall have concluded and notified the indemnifying party that in its reasonable judgment representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them.

In no event shall the indemnifying parties be liable for the fees and expenses of more than one counsel (in addition to any local counsel) (which counsels shall be selected by UBS Securities LLC or, in the event that UBS Securities LLC is not an indemnified party, by a majority in interest of the indemnified parties) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which such indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) is for money damages only, (ii) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action, and (iii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

      (d) If the indemnification provided for in this Section 5 is unavailable or insufficient to hold harmless an indemnified party under subsections (a) or
(b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the exchange of the Notes, pursuant to the Registered Exchange Offer, or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or emissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Holder or such other indemnified person, as the case may be, on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding any other provision of this
Section 5(d), the Holders of the Securities shall not be required to contribute any amount in excess of the amount by which the net proceeds received by such Holders from the sale of the Securities pursuant to a Registration Statement exceeds the amount of damages which such Holders have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph (d), each person, if any, who controls such indemnified party within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as such indemnified party and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as the Company.

      (e) The agreements contained in this Section 5 shall survive the sale of the Securities pursuant to a Registration Statement and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.

      6. Additional Interest Under Certain Circumstances. (a) Additional interest (the "Additional Interest") with respect to the Securities shall be assessed as follows if any of the following events occur (each such event in clauses (i) through (iii) below a "Registration Default"):

            (i) If by October 27, 1997, neither the Exchange Offer Registration Statement nor a Shelf Registration Statement has been filed with the Commission;

            (ii) If by January 23, 1998, neither the Registered Exchange Offer is consummated nor, if required in lieu thereof, the Shelf Registration Statement is declared effective by the Commission; or

            (iii) If after either the Exchange Offer Registration Statement or the Shelf Registration Statement is declared effective (other than during a Suspension Period with respect to a Shelf Registration Statement) (A) such Registration Statement thereafter ceases to be effective (unless all Securities have been previously exchanged or the obligation to maintain the effectiveness of such Registration Statement has expired); or (B) such Registration Statement or the related prospectus ceases to be usable (except as permitted in paragraph (b)) in connection with resales of Transfer Restricted Notes during the periods specified herein because either (1) any event occurs as a result of which the related prospectus forming part of such Registration Statement would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or (2) it shall be necessary to amend such Registration Statement or supplement the related prospectus, to comply with the Securities Act or the Exchange Act or the respective rules thereunder.

Additional Interest shall accrue on the Notes over and above the interest set forth in the title of the Notes from and including the date on which any such Registration Default shall occur to but excluding the date on which all such Registration Defaults have been cured, at a rate of 0.50% per annum.

      (b) A Registration Default referred to in Section 6(a)(iii)(B) hereof shall be deemed not to have occurred and be continuing in relation to a Shelf Registration Statement or the related prospectus if (i) such Registration Default has occurred solely as a result of (x) the filing of a post-effective amendment to such Shelf Registration Statement to incorporate annual audited financial information with respect to the Company where such post-effective amendment is not yet effective and needs to be declared effective to permit Holders to use the related prospectus or (y) other material events with respect to the Company that would need to be described in such Shelf Registration Statement or the related prospectus and (ii) in the case of clause (y), the Company is proceeding promptly and in good faith to amend or supplement such Shelf Registration Statement and related prospectus to describe such events; provided, however, that in any case if such Registration Default occurs for a continuous period in excess of 30 days, Additional Interest shall be payable in accordance with the above paragraph from the day such Registration Default occurs to but excluding the date on which such Registration Default is cured.

      (c) Any amounts of Additional Interest due pursuant to clause (i), (ii) or
(iii) of Section 6(a) above will be payable in cash on the regular interest payment dates with respect to the Notes. The amount of Additional Interest will be determined by multiplying the applicable Additional Interest rate by the principal amount of the Notes, multiplied by a fraction, the numerator of which is the number of days such Additional Interest rate was applicable during such period (determined on the basis of a 360-day year comprised of twelve 30-day months), and the denominator of which is 360.

      (d) "Transfer Restricted Notes" means each Security until (i) the date on which such Security has been exchanged by a person other than a broker-dealer for a freely transferrable Exchange Note in the Registered Exchange Offer, (ii) following the exchange by a broker-dealer in the Registered Exchange Offer of a Security for an Exchange Note, the date on which such Exchange Note is sold to a purchaser who receives from such broker-dealer on or prior to the date of such sale a copy of the prospectus contained in the Exchange Offer Registration Statement, (iii) the date on which such Security has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement or (iv) the date on which such Security is distributed to the public pursuant to Rule 144 under the Securities Act or is saleable pursuant to Rule 144(k) under the Securities Act.

      7. Rules 144 and 144A. The Company shall use its best efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner and, if at any time the Company is not required to file such reports, it will, upon the request of any Holder of Transfer Restricted Notes, make publicly available other information so long as necessary to permit sales of Transfer Restricted Notes pursuant to Rules 144 and 144A. The Company covenants that it will take such further action as any Holder of Transfer Restricted Notes may reasonably request, all to the extent required from time to time to enable such Holder to sell Transfer Restricted Notes without registration under the Securities Act within the limitation of the exemptions provided by Rules 144 and 144A (including the requirements of Rule 144A(d)(4)). The Company will provide a copy of this Agreement to prospective purchasers of Notes identified to the Company by the Initial Purchasers upon request. Upon the request of any Holder of Transfer Restricted Notes, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements. Notwithstanding the foregoing, nothing in this Section 7 shall be deemed to require the Company to register any of its securities pursuant to the Exchange Act.

      8. Underwritten Registrations. If any of the Transfer Restricted Notes covered by any Shelf Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering ("Managing Underwriters") will be selected by the Holders of a majority in aggregate principal amount of such Transfer Restricted Notes to be included in such offering, subject to the approval of such Managing Underwriters by the Company which shall not be unreasonably withheld.

      No person may participate in any underwritten registration hereunder unless such person (i) agrees to sell such person's Transfer Restricted Notes on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

      9.    Miscellaneous.

      (a) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, except by the Company and the written consent of the Holders of a majority in principal amount of the Securities affected by such amendment, modification, supplement, waiver or consents.

      (b) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, first-class mail, facsimile transmission, or air courier which guarantees overnight delivery:

            (1) if to a Holder of the Securities, at the most current address given by such Holder to the Company;

            (2)   if to the Initial Purchasers, to:

                        UBS Securities LLC
                        299 Park Avenue
                        New York, New York 10171-0026
                        Fax No.: (212) 821-6119
                        Attention: Legal Department

                  with a copy to:

                        Andrews & Kurth L.L.P.
                        4200 Texas Commerce Tower
                        Houston, Texas 77002
                        Fax No.: (713) 220-4285
                        Attention: Thomas P. Mason

            (3)   if to the Company, to:

                        Giant Industries, Inc.
                        23733 North Scottsdale Road
                        Scottsdale, Arizona 85255

                        Fax No.: (602) 585-8985
                        Attention: Morgan Gust

                  with a copy to:

                        Fennemore Craig
                        3003 N. Central Avenue, Suite 2600
                        Phoenix, Arizona 85012-2913
                        Fax No.: (602) 916-5507
                        Attention:  Karen McConnell

      All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; three business days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged by recipient's facsimile machine operator, if sent by facsimile transmission; and on the day delivered, if sent by overnight courier guaranteeing next day delivery.

      (c) No Inconsistent Agreements. The Company has not, as of the date hereof, entered into, nor shall it, on or after the date hereof, enter into, any agreement with respect to its securities that is inconsistent with the rights granted to the Holders herein or otherwise conflicts with the provisions hereof.

      (d) Successors and Assigns. This Agreement shall be binding upon the Company and the Initial Purchasers and their respective successors and assigns, including, without limitation and without the need for an express assignment, subsequent holders of the Securities.

      (e) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

      (f) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

      (g) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

      (h) Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

      (i) Securities Held by the Company. Whenever the consent or approval of Holders of a specified percentage of principal amount of Securities is required hereunder, Securities held by the Company or its affiliates (other than subsequent Holders of Securities if such subsequent Holders are deemed to be affiliates solely by reason of their holdings of such Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

      (j) Guarantees. Each of the Guarantors agrees to take all such actions necessary to include its guarantee of the Notes or the Exchange Notes in any Exchange Offer Registration Statement or Shelf Registration Statement to the extent required under the Securities Act and to take such other action as may be required in order for the Company to comply with its obligations hereunder.

      If the foregoing is in accordance with, your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the several Initial Purchasers and the Company in accordance with its terms.

                                     Very truly yours,

                                     GIANT INDUSTRIES, INC.


                                     By: /s/ A. Wayne Davenport
                                         --------------------------
                                         Name:  A. Wayne Davenport
                                         Title:    Vice President


                                     GIANT INDUSTRIES ARIZONA, INC.


                                     By: /s/ A. Wayne Davenport
                                         --------------------------
                                         Name:  A. Wayne Davenport
                                         Title:    Vice President


                                     GIANT EXPLORATION & PRODUCTION COMPANY


                                     By: /s/ A. Wayne Davenport
                                         --------------------------
                                         Name:  A. Wayne Davenport
                                         Title:    Vice President


                                     PHOENIX FUEL CO., INC.


                                     By: /s/ A. Wayne Davenport
                                         --------------------------
                                         Name:  A. Wayne Davenport
                                         Title:    Vice President


                                     SAN JUAN REFINING COMPANY


                                     By: /s/ A. Wayne Davenport
                                         --------------------------
                                         Name:  A. Wayne Davenport
                                         Title:    Vice President


                                     GIANT MID-CONTINENT, INC.


                                     By: /s/ A. Wayne Davenport
                                         --------------------------
                                         Name:  A. Wayne Davenport
                                         Title:    Vice President

                                     CINIZA PRODUCTION COMPANY


                                     By: /s/ A. Wayne Davenport
                                         --------------------------
                                         Name:  A. Wayne Davenport
                                         Title:    Vice President


                                     GIANT STOP-N-GO OF NEW MEXICO, INC.


                                     By: /s/ A. Wayne Davenport
                                         --------------------------
                                         Name:  A. Wayne Davenport
                                         Title:    Vice President


                                     GIANT FOUR CORNERS, INC.


                                     By: /s/ A. Wayne Davenport
                                         --------------------------
                                         Name:  A. Wayne Davenport
                                         Title:    Vice President





The foregoing Registration Rights Agreement is hereby confirmed and accepted as of the date first above written.

UBS SECURITIES LLC
DONALDSON, LUFKIN & JENRETTE
    SECURITIES CORPORATION
BANCAMERICA SECURITIES, INC.
JEFFERIES & COMPANY, INC.

By: UBS Securities LLC


    By   /s/ Susan Ward
       --------------------------
       Name: Susan Ward
       Title:   Managing Director

                                                                         ANNEX A


Giant Industries Arizona, Inc. (an Arizona corporation)
Giant Exploration & Production Company (a Texas corporation)
Phoenix Fuel Co., Inc. (an Arizona corporation)
San Juan Refining Company (a New Mexico corporation)
Giant Mid-Continent, Inc. (an Arizona corporation)
Ciniza Production Company (a New Mexico corporation)
Giant Stop-N-Go of New Mexico, Inc. (a New Mexico corporation)
Giant Four Corners, Inc. (an Arizona corporation)

                                                                         ANNEX B


      Each broker-dealer that receives Exchange Notes for its own account pursuant to the Exchange Offer must agree that it will deliver a prospectus in connection with any resale of such Exchange Notes. The Letter of Transmittal states that by so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Notes received in exchange for Notes where such Notes were acquired by such broker-dealer as a result of market-making activities or other trading activities. The Company has agreed that, for a period of 180 days after the Expiration Date (as defined herein), it will make this Prospectus available to any broker-dealer for use in connection with any such resale. See "Plan of Distribution."

                                                                         ANNEX C


      Each broker-dealer that receives Exchange Notes for its own account in exchange for Notes, where such Notes were acquired by such broker-dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Notes. See "Plan of Distribution."

                                                                         ANNEX D


                              PLAN OF DISTRIBUTION

      Each broker-dealer that receives Exchange Notes for its own account pursuant to the Exchange Offer must agree that it will deliver a prospectus in connection with any resale of such Exchange Notes. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Notes received in exchange for Existing Notes where such Existing Notes were acquired as a result of market-making activities or other trading activities. The Company has agreed that, for a period of 180 days after the Expiration Date, it will make this prospectus, as amended or supplemented, available to any broker-dealer for use in connection
with any such resale. In addition, until          , 199 , all dealers effecting
transactions in the Exchange Notes may be required to deliver a prospectus.*

      The Company will not receive any proceeds from any sale of Exchange Notes by broker-dealers. Exchange Notes received by broker-dealers for their own account pursuant to the Exchange Offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the Exchange Notes or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer or the purchasers of any such Exchange Notes. Any broker-dealer that resells Exchange Notes that were received by it for its own account pursuant to the Exchange Offer and any broker or dealer that participates in a distribution of such Exchange Notes may be deemed to be an "underwriter" within the meaning of the Securities Act and any profit on any such resale of Exchange Notes and any commission or concessions received by any such persons may be deemed to be underwriting compensation under the Securities Act. The Letter of Transmittal states that, by acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

      For a period of 180 days after the Expiration Date the Company will promptly send additional copies of this Prospectus and any amendment or supplement to this Prospectus to any broker-dealer that requests such documents in the Letter of Transmittal. The Company has agreed to pay all expenses incident to the Exchange Offer (including the expenses of one counsel for the Holders of the Notes) other than commissions or concessions of any brokers or dealers and will indemnify the Holders of the Securities (including any broker-dealers) against certain liabilities, including liabilities under the Securities Act.



--------
      * In addition, the legend required by Item 502(e) of Regulation S-K will appear on the back cover page of the Exchange Offer prospectus.

                                                                         ANNEX E


// CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

      Name:
               ----------------------------------------------------------------
      Address:
               ----------------------------------------------------------------

               ----------------------------------------------------------------

If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Notes that were acquired as a result of market-making activities or other trading activities, it agrees that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so agreeing and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.